Exhibit 10.03

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [******], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NUMBER FOURTEEN
TO THE AMENDED AND RESTATED NON-EXCLUSIVE DISTRIBUTION AGREEMENT

This AMENDMENT NUMBER FOURTEEN TO THE AMENDED AND RESTATED NON-EXCLUSIVE DISTRIBUTION AGREEMENT (“Amendment”) is made effective as of April 1, 2023 (“Amendment Effective Date”) by and between DexCom, Inc. (“DexCom”) and Byram Healthcare (“Distributor”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, DexCom and Distributor previously entered into that certain Amended and Restated Non-Exclusive Distribution Agreement entered into by the Parties as of February 1, 2016 (as the same has been and may be amended from time to time, the “Agreement”); and
WHEREAS, DexCom and Distributor desire to further amend the Agreement, as more fully described herein.
AGREEMENT

NOW THEREFORE, DexCom and Distributor agree as follows:

1.Schedule 1, The Products and The Prices.

a.Schedule 1 of the Agreement is hereby updated in its entirety.

2.Exhibit 5, [******] Rebate.

a.Exhibit 5 attached hereto is hereby appended to the Agreement and made a part hereof.

3.No Further Modification. Except to the extent set forth in this Amendment, all other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Blank;
Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Effective Date.

DexCom, Inc.		Distributor

By:	/s/ Christophe Cantenot	By:	/s/ Neel Vadhan
Name:	Christophe Cantenot	Name:	Neel Vadhan
Title:	VP, Finance and Corporate Controller	Title:	VP, Purchasing
Date:	4/28/2023	Date:	4/28/2023

SCHEDULE 1
The Products and The Prices
[******]

EXHIBIT 5
[******] Rebate
[******]